General and administrative expenses (Tables)	3 Months Ended
Jun. 30, 2018
General And Administrative Expenses [Line Items]
Disclosure Of General And Administrative Expense Explanatory

Note 6 General and administrative expenses

	For the quarter ended			Year-to-date
CHF million	30.6.18	31.3.18	30.6.17	30.6.18	30.6.17
Occupancy	207	205	208	412	423
Rent and maintenance of IT and other equipment	77	76	97	153	241
Communication and market data services	123	124	126	247	280
Administration	1,217	1,293	1,005	2,509	1,227
of which: shared services costs charged by UBS Group AG or its subsidiaries[1]	1,151	1,154	909	2,305[2]	1,033
of which: UK bank levy[3]	(45)	0	(46)	(45)	(71)
Marketing and public relations	61	70	67	131	159
Travel and entertainment	96	79	97	175	183
Professional fees	208	195	253	403	506
Outsourcing of IT and other services	181	176	218	357	588
Litigation, regulatory and similar matters[4]	131	(11)	9	120	42
Other	7	30	31	36	62
Total general and administrative expenses	2,308	2,236	2,111	4,544	3,712
1 Relates to subsidiaries not in the UBS AG scope of consolidation. 2 The increase compared with the first six months of 2017 was mainly due to the transfer of shared services functions from UBS AG to UBS Business Solutions AG in 2017. Refer to the Annual Report 2017 for more information. 3 The credits presented for the periods shown are related to prior years. 4 Reflects the net increase / (decrease) in provisions for litigation, regulatory and similar matters recognized in the income statement. Refer to Note 14 for more information. Also includes recoveries from third parties (second quarter of 2018: CHF 10 million; first quarter of 2018: CHF 17 million; second quarter of 2017: CHF 1 million).